EXHIBIT 10.19





              NEIMAN MARCUS FUNDING CORPORATION

                            Seller

                THE NEIMAN MARCUS GROUP, INC.

                           Servicer

                             and

                     THE BANK OF NEW YORK

                           Trustee

      on behalf of the Series 2000-1 Certificateholders


                   SERIES 2000-1 SUPPLEMENT

                  Dated as of July 21, 2000
                              to
               POOLING AND SERVICING AGREEMENT

Dated as of March 1, 1995 and amended and restated as of July 2, 2000


         NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
       $225,000,000 Floating Rate Class A Asset Backed
                 Certificates, Series 2000-1

               $23,800,000 Class B Asset Backed
                 Certificates, Series 2000-1

               $68,200,000 Class C Asset Backed
                 Certificates, Series 2000-1


                       TABLE OF CONTENTS

                                                           Page

ARTICLE I

CREATION OF THE SERIES 2000-1 CERTIFICATES . . . . . . . . . .1
          Section 1.1    Designation.. . . . . . . . . . . . .1

ARTICLE II

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .1
          Section 2.1    Definitions . . . . . . . . . . . . .1

ARTICLE III

SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . . 16
          Section 3.1    Servicing Compensation. . . . . . . 16

ARTICLE IV

RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF
COLLECTIONS. . . . . . . . . . . . . . . . . . . . . . . . . 16
          Section 4.1    Rights of Certificateholders. . . . 17
          Section 4.2    Collections and Allocation; Payments on
          Seller Certificate ... . . . . . . . . . . . . . . 17
          Section 4.3    Determination of Monthly Interest for the
          Series 2000-1 Certificates . . . . . . . . . . . . 20
          Section 4.4    Determination of Principal Amounts. 21
          Section 4.5    Shared Principal Collections. . . . 22
          Section 4.6    Application of Funds on Deposit in the
          Collection Account for the Certificates. . . . . . 22
          Section 4.7 Coverage of Required Amount for the Series 2000-1 Certificates
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
          Section 4.8    Investor Charge-Offs. . . . . . . . 25
          Section 4.9 Reallocated Principal Collections for the Series 2000-1 Certificates
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
          Section 4.10   Discount Option Percentage. . . . . 26

ARTICLE V

DISTRIBUTIONS AND REPORTS TO SERIES 2000-1 INVESTOR
CERTIFICATEHOLDERS . . . . . . . . . . . . . . . . . . . . . 27
          Section 5.1    Distributions . . . . . . . . . . . 27
          Section 5.2    Reports and Statements to Series 2000-1
          Certificateholders . . . . . . . . . . . . . . . . 28

ARTICLE VI

EARLY AMORTIZATION EVENTS. . . . . . . . . . . . . . . . . . 28
          Section 6.1    Series 2000-1 Pay Out Events. . . . 28

ARTICLE VII

OPTIONAL REPURCHASE; SERIES TERMINATION;  SALE OF CLASS C
CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . 30
          Section 7.1    Optional Repurchase . . . . . . . . 30
          Section 7.2    Series 2000-1 Termination . . . . . 30
          Section 7.3    Reduction of Class C Invested Amount During
          the Revolving Period; Designation of Class C Certificate Terms; Sale of Class C Certificates
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

ARTICLE VIII

FINAL DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . 31
          Section 8.1 Sale of Receivables or Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement and
          Section 7.1 or 7.2 of this Supplement
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

ARTICLE IX

MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . 32
          Section 9.1    Delivery and Payment for the Series 2000-1
          Certificates . . . . . . . . . . . . . . . . . . . 33
          Section 9.2    Form of Delivery of Series 2000-1
          Certificates . . . . . . . . . . . . . . . . . . . 33
          Section 9.3    Legend on Certificates. . . . . . . 33
          Section 9.4    Ratification of Agreement . . . . . 34
          Section 9.5    Counterparts. . . . . . . . . . . . 34
          Section 9.6    GOVERNING LAW . . . . . . . . . . . 34
          Section 9.7    Instructions in Writing . . . . . . 34

EXHIBITS
EXHIBIT A-1  FORM OF CLASS A INVESTOR CERTIFICATE
EXHIBIT A-2  FORM OF CLASS B INVESTOR CERTIFICATE
EXHIBIT A-3  FORM OF CLASS C  INVESTOR CERTIFICATE
EXHIBIT B    FORM OF MONTHLY SERIES 2000-1 CERTIFICATEHOLDERS'
             STATEMENT
EXHIBIT C    FORM OF MONTHLY SERVICER'S CERTIFICATE



   SERIES 2000-1 SUPPLEMENT, dated as of July 21, 2000 (this
"Supplement") by and among NEIMAN MARCUS FUNDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as Seller (the "Seller"), THE NEIMAN MARCUS GROUP, INC., a corporation organized and existing under the laws of the State of Delaware, as Servicer (the "Servicer"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Pooling and Servicing Agreement dated as of March 1, 1995 and amended and restated as of July 2, 2000 (as amended, the "Agreement") among the Seller, the Servicer and the Trustee.

   Section 6.03 of the Agreement provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Seller, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

   Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.


                           ARTICLE I

           CREATION OF THE SERIES 2000-1 CERTIFICATES

   Section 1.1 Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known generally as the "Series 2000-1 Certificates." The Series 2000-1 Certificates shall be issued in three Classes, which shall be designated generally as the $225,000,000 Floating Rate Class A Asset Backed Certificates, Series 2000-1 (the "Class A Certificates"), the $23,800,000 Class B Asset Backed Certificates, Series 2000-1 (the "Class B Certificates") and the $68,200,000 Class C Asset Backed Certificates, Series 2000-1 (the "Class C Certificates"). The Series 2000-1 Certificates shall be included in Group I.

                           ARTICLE II

                          DEFINITIONS

   Section 2.1    Definitions.   In the event that any term or provision
contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to the Series 2000-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of this Supplement except as otherwise provided herein. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. Each capitalized term defined herein shall relate only to the Series 2000-1 Certificates and no other Series of Certificates issued by the Trust.

   "Additional Interest" shall mean, at any time of determination, the sum of Class A Additional Interest, Class B Additional Interest and Class C Additional Interest.

   "Available Principal Collections" shall have the meaning specified in subsection 4.4(a).
   "Amortization Period Commencement Date" shall mean the earlier of the first day of the March 2005 Monthly Period and the Rapid Amortization Commencement Date.

   "Available Series 2000-1 Finance Charge Collections" shall have the meaning specified in subsection 4.6(a).

   "Base Rate" shall mean, with respect to any Monthly Period, the sum of (a) the average of the Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate, in each case for the Interest Accrual Period that begins during that Monthly Period, weighted by the unpaid principal amount of each respective Class of Certificates plus (b) the Servicing Fee Rate.

   "Business Day" shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York, Dallas, Texas or Boston, Massachusetts are authorized or obligated by law, executive order or governmental decree to be closed; provided that as used in the definition of "LIBOR" and "LIBOR Determination Date," "Business Day" shall mean a day for dealings by and between banks in U.S. dollar deposits in the London interbank eurodollar markets.

   "Carryover Class A Interest" shall mean, with respect to any Distribution Date, (a) any Class A Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest.

   "Carryover Class B Interest" shall mean, with respect to any Distribution Date, (a) any Class B Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest.

   "Carryover Class C Interest" shall mean, with respect to any Distribution Date, (a) any Class C Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class C Additional Interest.

   "Carryover Interest" shall mean, with respect to any Distribution
Date, the sum of Carryover Class A Interest, Carryover Class B Interest and Carryover Class C Interest.

   "Class A Additional Interest" shall have the meaning specified in subsection 4.3.

   "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

   "Class A Certificateholders' Interest" shall mean, with respect to any date, the portion of the Series 2000-1 Certificateholders' Interest evidenced by the Class A Certificates.

   "Class A Certificate Rate" shall mean, with respect to any Interest Accrual Period, a per annum rate equal to 0.27% in excess of LIBOR prevailing on the related LIBOR Determination Date.

   "Class A Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

   "Class A Controlled Amortization Amount" shall mean $37,500,000.

   "Class A Controlled Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the Class A Controlled
Amortization Amount plus the Class A Deficit Controlled Amortization Amount determined on the preceding Distribution Date, if any.

   "Class A Deficit Controlled Amortization Amount" shall mean (a) on the first Distribution Date with respect to the Controlled Amortization Period, the excess, if any, of the Class A Controlled Amortization Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Principal for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Amortization Period the excess, if any, of the Class A Controlled Distribution Amount for such subsequent Distribution Date over the amount distributed from the Collection Account as Class A Principal, for such subsequent Distribution Date.

   "Class A Expected Final Payment Date" shall mean the September 2005 Distribution Date.

   "Class A Fixed Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is (x) during the Controlled Amortization Period, the Class A Invested Amount as of the last day of the Revolving Period and (y) during the Rapid Amortization Period, the Class A Invested Amount as of the last day of the Revolving Period, or, if less, the last numerator used to calculate the Class A Fixed Allocation Percentage in the Controlled Amortization Period, if any, and the denominator of which is the greater of
(a) the sum of the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and (b) the sum of the numerators used to calculate the principal allocation percentages for all Classes outstanding as of the date as to which such determination is being made; provided (x) that if Series 2000-1 is paired with a Paired Series and a rapid amortization event occurs with respect to such Paired Series during the Controlled Amortization Period, the Seller may, after satisfying the Rating Agency Condition with respect to the Series 2000-1 Certificates, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class A Invested Amount minus the amounts available in the Excess Funding Account allocable to the Class A Certificates as of the last day of the revolving period for such Paired Series) and (y) during the Controlled Amortization Period, at the option of the Seller, after satisfying the Rating Agency Condition with respect to the Series 2000-1 Certificates, the numerator of the Class A Fixed Allocation Percentage may be reduced below the numerator used in the previous Monthly Period to an amount not less than the greater of (A) the Class A Invested Amount as of the last day of the immediately preceding Monthly Period and (B) an amount that, if used as the numerator of the Class A Fixed Allocation Percentage for the remainder of the Controlled Amortization Period, would assure that the Class A Principal would equal at least 125% of the Class A Controlled Amortization Amount for each Monthly Period for so long as the Class A Invested Amount is greater than zero assuming for this purpose that (1) the payment rate with respect to Collections of Principal Receivables remains constant at a level equal to the average of the levels of the three immediately preceding Monthly Periods, (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level of such reduction, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on the date of such reduction) will be subsequently issued; provided further, if one or more Reset Dates occur in a Monthly Period, the Class A Fixed Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be reset using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

   "Class A Floating Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and the denominator of which is the greater of (i) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the close of business on such date and (ii) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentage for the type of Collections (or the Defaulted Amount) to which the Class A Floating Allocation Percentage is to be applied; provided, that if one or more Reset Dates occur in a Monthly Period, the Class A Floating Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be reset using a denominator equal to the greater of the amounts specified in clauses (i) and (ii) above determined as of the close of business on the subject Reset Date.

   "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Certificates, which is $225,000,000.

   "Class A Interest Shortfall" shall have the meaning specified in subsection 4.3.

   "Class A Invested Amount" shall mean, when used with respect to any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, and plus (d) the sum of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.6(a)(v) for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

   "Class A Investor Adjustment Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Class A Floating Allocation Percentage and (b) any Unpaid Adjustment Amount for that Distribution Date; provided that if one or more Reset Dates occurred during the related Monthly Period, then the daily average Class A Floating Allocation Percentage for the related Monthly Period shall be used in clause (a).

   "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.8(c).

   "Class A Investor Defaulted Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Class A Floating Allocation Percentage and (b) the Defaulted Amount, in each case for the related Monthly Period; provided that if one or more Reset Dates occurred during the related Monthly Period, then the daily average Class A Floating Allocation Percentage for the related Monthly Period shall be used in clause (a).

   "Class A Monthly Interest" shall have the meaning specified in subsection 4.3.

   "Class A Principal" shall mean the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.4(a).

   "Class A Principal Allocation Percentage" shall mean, with respect to any Monthly Period (a) during the Revolving Period, the Class A Floating Allocation Percentage and (b) during the Controlled Amortization Period or the Rapid Amortization Period, the Class A Fixed Allocation Percentage.

   "Class A Required Amount" shall mean, with respect to each Distribution Date, the amount determined by the Servicer equal to the excess, if any, of (a) the sum of (i) Class A Monthly Interest for the related Monthly Period, (ii) any Carryover Class A Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date and (iii) if The Neiman Marcus Group, Inc. or an Affiliate of The Neiman Marcus Group, Inc. is no longer the Servicer, the Class A Servicing Fee for the related Monthly Period over (b) the Available Series 2000-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series allocable to Series 2000-1 applied pursuant to subsections 4.6(a)(i) and (iii).

   "Class A Servicing Fee" shall have the meaning specified in
Section 3.1.

   "Class B Additional Interest"shall mean the amount, if any, distributable in respect of the Class B Certificates as calculated pursuant to a supplemental agreement entered into in accordance with Section 7.3.

   "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

   "Class B Certificateholders' Interest" shall mean, with respect to any date, the portion of the Series 2000-1 Certificateholders' Interest evidenced by the Class B Certificates.

   "Class B Certificate Rate" shall mean, with respect to any Interest Accrual Period, a per annum rate equal to 0%; provided, however such interest rate may be increased pursuant to the terms of a supplemental agreement entered into in accordance with Section 7.3.

   "Class B Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

   "Class B Controlled Amortization Amount" shall mean $23,800,000.

   "Class B Expected Final Payment Date" shall mean the October 2005 Distribution Date.

   "Class B Fixed Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Revolving Period, and the denominator of which is the greater of (a) the sum of the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and (b) the sum of the numerators used to calculate the principal allocation percentages for all Classes outstanding as of the date as to which such determination is being made; provided that if one or more Reset Dates occur in a Monthly Period, the Class B Fixed Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be reset using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

   "Class B Floating Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the close of business on such date and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage for the type of Collections (or the Defaulted Amount) to which the Class B Floating Allocation Percentage is to be applied; provided, that if one or more Reset Dates occur in a Monthly Period, the Class B Floating Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be reset using a denominator equal to the greater of the amounts specified in clauses (i) and (ii) above determined as of the close of business on the subject Reset Date.

   "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Certificates, which is $23,800,000.

   "Class B Interest Shortfall" shall have the meaning specified in
Section 7.3(b)

   "Class B Invested Amount" shall mean, when used with respect to any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which the Class B Invested Amount has been reduced for all prior Distribution Dates, and plus (e) the sum of the aggregate amount allocated and available on all prior Distribution Dates pursuant to subsection 4.6(a)(vii) for the purpose of reinstating amounts reduced pursuant to the foregoing clauses
(c) and (d).

   "Class B Investor Adjustment Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Class B Floating Allocation Percentage and (b) any Unpaid Adjustment Amount for that Distribution Date; provided that if one or more Reset Dates occurred during the related Monthly Period, then the daily average Class B Floating Allocation Percentage for the related Monthly Period shall be used in clause (a).

   "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.8(b).

   "Class B Investor Defaulted Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Class B Floating Allocation Percentage and (b) the Defaulted Amount, in each case for the related Monthly Period; provided that if one or more Reset Dates occurred during the related Monthly Period, then the daily average Class B Floating Allocation Percentage for the related Monthly Period shall be used in clause (a).

   "Class B Monthly Interest" shall mean the interest, if any, distributable in respect of the Class B Certificates as may be calculated pursuant to a supplemental agreement entered into in accordance with
Section 7.3.

   "Class B Principal" shall mean the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.4(b).

   "Class B Principal Allocation Percentage" shall mean (a) during the Revolving Period, the Class B Floating Allocation Percentage and (b) during the Controlled Amortization Period or the Rapid Amortization Period, the Class B Fixed Allocation Percentage.

   "Class B Principal Payment Commencement Date" shall mean the earliest of (a) the Distribution Date in the Controlled Amortization Period after the one on which the Class A Invested Amount is paid in full, (b) the Distribution Date falling in the Rapid Amortization Period on which the Class A Invested Amount is paid in full and (c) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.06, 10.02, 12.01 or 12.02 of the Agreement and Section 7.1 of this Supplement.

   "Class B Required Amount" shall mean, with respect to each Distribution Date, the amount determined by the Servicer equal to the excess, if any, of (a) the sum of (i) Class B Monthly Interest for the related Monthly Period, (ii) any Carryover Class B Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date and (iii) if The Neiman Marcus Group, Inc. or an Affiliate of The Neiman Marcus Group, Inc. is no longer the Servicer, the Class B Servicing Fee for the related Monthly Period over (b) the Available Series 2000-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series allocable to Series 2000-1 applied pursuant to subsections 4.6(a)(ii) and (iii).

   "Class B Servicing Fee" shall have the meaning specified in
Section 3.1.

   "Class C Additional Interest" shall mean the amount, if any, distributable in respect of the Class C Certificates as calculated pursuant to a supplemental agreement entered into in accordance with Section 7.3.

   "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

   "Class C Certificateholders' Interest" shall mean, with respect to any date, the portion of the Series 2000-1 Certificateholders' Interest evidenced by the Class C Certificates.

   "Class C Certificate Rate" shall mean, with respect to any Interest Accrual Period, a per annum rate equal to 0%; provided, however such interest rate may be increased pursuant to the terms of a supplemental agreement entered into in accordance with Section 7.3.

   "Class C Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

   "Class C Excess Invested Amount" shall mean, as to any Distribution Date, an amount equal to the excess, if any, of the Class C Invested Amount on that Distribution Date (after giving effect to any Class C Investor Charge-Offs occurring or Reallocated Class C Principal Collections applied on that Distribution Date) over the Class C Required Invested Amount.

   "Class C Fixed Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the last day of the Revolving Period, and the denominator of which is the greater of (a) the sum of the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and (b) the sum of the numerators used to calculate the principal allocation percentages for all Classes outstanding as of the date as to which such determination is being made; provided that if one or more Reset Dates occur in a Monthly Period, the Class C Fixed Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be reset using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

   "Class C Floating Allocation Percentage" shall mean with respect to any Monthly Period the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the close of business on such date and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage for the type of Collections (or the Defaulted Amount) to which the Class C Floating Allocation Percentage is to be applied; provided, that if one or more Reset Dates occur in a Monthly Period, the Class C Floating Allocation Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to or on any subsequent Reset Date will be reset using a denominator equal to the greater of the amounts specified in clauses (i) and (ii) above determined as of the close of business on the subject Reset Date.

   "Class C Initial Invested Amount" shall mean the aggregate initial principal amount of the Class C Certificates, which is $68,200,000.

   "Class C Interest Shortfall" shall have the meaning specified in
Section 7.3(b)

   "Class C Invested Amount" shall mean, when used with respect to any date of determination, an amount equal to (a) the Class C Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class C Principal Collections for which the Class C Invested Amount has been reduced for all prior Distribution Dates, plus (e) the sum of the aggregate amount allocated and available on all prior Distribution Dates pursuant to subsection 4.6(a)(x) for the purpose of reinstating amounts reduced pursuant to the foregoing clauses
(c) and (d).

   "Class C Investor Adjustment Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Class C Floating Allocation Percentage and (b) any Unpaid Adjustment Amount for that Distribution Date; provided that if one or more Reset Dates occurred during the related Monthly Period, then the daily average Class C Floating Allocation Percentage for the related Monthly Period shall be used in clause (a).

   "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.8(a).

   "Class C Investor Defaulted Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Class C Floating Allocation Percentage and (b) the Defaulted Amount, in each case for the related Monthly Period; provided that if one or more Reset Dates occurred during the related Monthly Period, then the daily average Class C Floating Allocation Percentage for the related Monthly Period shall be used in clause (a).

   "Class C Monthly Interest" shall mean the interest, if any, distributable in respect of the Class C Certificates as may be calculated pursuant to a supplemental agreement entered into in accordance with
Section 7.3.

   "Class C Percentage" shall mean 21.5%; provided, however, such percentage may be decreased without the consent of the Series 2000-1 Certificateholders if the Rating Agency Condition is satisfied with respect to such decrease.

   "Class C Principal" shall mean the principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.4(c).

   "Class C Principal Allocation Percentage" shall mean (a) during the Revolving Period, the Class C Floating Allocation Percentage and (b) during the Controlled Amortization Period or the Rapid Amortization Period, the Class C Fixed Allocation Percentage.

   "Class C Required Invested Amount" shall mean, for any Distribution Date, the amount that the Class C Invested Amount would have to equal in order for the Class C Invested Amount to equal the product of the Class C Percentage and the Invested Amount (after giving effect to all reductions on that Distribution Date); provided that (a) the Class C Required Invested Amount shall not be less than 3% of the Initial Invested Amount, (b) the Class C Required Invested Amount will not reduce during a Rapid Amortization Period and (c) notwithstanding the foregoing clauses (a) and
(b), the Class C Required Invested Amount shall never exceed the sum of the Class A Invested Amount and the Class B Invested Amount.

   "Class C Servicing Fee" shall have the meaning specified in Section
3.1.

   "Clearstream" shall mean Clearstream Banking, societe anonyme, a limited liability company organized under the laws of Luxembourg.

   "Closing Date" shall mean July 21, 2000.

   "Controlled Amortization Period" shall mean, with respect to the Series 2000-1 Certificates, unless a Pay Out Event shall have occurred with respect to such Series prior thereto, the period commencing on the Amortization Period Commencement Date and ending on the first to occur of
(x) the payment in full to the Investor Certificateholders of the Invested Amount, and (y) the commencement of the Rapid Amortization Period.

   "Daily Servicing Fee Amount" shall mean, for any Date of Processing, an amount equal to (a) the Monthly Servicing Fee for the Monthly Period in which that Date of Processing falls, divided by (b) the number of Dates of Processing in that Monthly Period.

   "Distribution Date" shall mean September 15, 2000 and the fifteenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

   "Enhancement" shall mean, (a) with respect to the Class A
Certificates, the subordination of the Class B Invested Amount and the Class C Invested Amount and (b) with respect to the Class B Certificates, the subordination of the Class C Invested Amount.

   "Euroclear" shall mean the Euroclear system operated by Morgan
Guaranty Trust Company of New York, Brussels office.

   "Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, as the context requires, either (a) the amount described in subsection 4.6(a)(xii) allocated to the Series 2000-1 Certificates but available to cover shortfalls in amounts paid from Collections of Finance Charge Receivables for other Series, if any or (b) the aggregate amount of Collections of Finance Charge Receivables allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 2000-1 Certificates.

   "Fixed Allocation Percentage" shall mean, with respect to any date of determination, the sum of the Class A Fixed Allocation Percentage, Class B Fixed Allocation Percentage and Class C Fixed Allocation Percentage on such date.

   "Floating Allocation Percentage" shall mean, with respect to any date of determination, the sum of the Class A Floating Allocation Percentage, Class B Floating Allocation Percentage and Class C Floating Allocation Percentage on such date.

   "Initial Invested Amount" shall mean the aggregate initial principal amount of the Investor Certificates of Series 2000-1, which is $317,000,000.

   "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to and excluding such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to and excluding the first Distribution Date.

   "Invested Amount" or "Series Invested Amount" shall mean, when used with respect to any date of determination, an amount equal to the sum of
(a) the Class A Invested Amount as of such date, (b) the Class B Invested Amount as of such date and (c) the Class C Invested Amount as of such date.

   "Investor Adjustment Amount" shall mean, with respect to any Distribution Date, an amount equal to the sum of the Class A Investor Adjustment Amount, the Class B Investor Adjustment Amount and the Class C Investor Adjustment Amount for that Distribution Date.

   "Investor Certificateholder" shall mean the Holder of record of an Investor Certificate of Series 2000-1.

   "Investor Certificates" shall mean the Class A Certificates, the
Class B Certificates and the Class C Certificates; provided, however, that the Class B and Class C Certificates shall not be considered to be Investor Certificates for purposes of any Tax Opinion or other opinion relating to tax matters hereunder or under the Agreement.

   "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs.

   "Investor Defaulted Amount" shall mean, with respect to any Distribution Date, an amount equal to the sum of the Class A Investor Defaulted Amount, the Class B Investor Defaulted Amount and the Class C Investor Defaulted Amount for that Distribution Date .

   "Issuance Date" shall mean the Closing Date.

   "LIBOR" shall mean, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a one-month period that appears on the Telerate Page 3750, or a similar replacement page, as of 11:00 a.m, London time, on such date as determined by the Trustee. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by four reference banks selected by the Trustee at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee shall request the principal London office of each of the reference banks it selects to provide a quotation of such rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of such quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date shall be the arithmetic mean of the rates of four reference banks selected by the Trustee at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

   "LIBOR Determination Date" shall mean July 19, 2000 with respect to the period from the Closing Date through August 14, 2000, August 11, 2000 with respect to the period from August 15, 2000 through September 14, 2000, and, with respect to each Interest Accrual Period thereafter, the second Business Day prior to the Distribution Date on which such Interest Accrual Period begins, commencing with the September 2000 Distribution Date.

   "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 2000-1 Certificates shall begin on and include the Closing Date and shall end on and include August 31, 2000.

   "Monthly Servicing Fee" shall have the meaning specified in Section
3.1.

   "Participant" shall mean a participating organization in DTC.

   "Percentage Allocation" shall have the meaning specified in Section
4.2(b).

   "Portfolio Yield" shall mean for the Series 2000-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 2000-1 Finance Charge Collections for such Monthly Period, minus the Investor Defaulted Amount and any Investor Adjustment Amount for such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

   "Principal Allocation Percentage" shall mean, with respect to any date of determination, the sum of the Class A Principal Allocation Percentage, Class B Principal Allocation Percentage and Class C Principal Allocation Percentage on such date.

   "Principal Shortfalls" shall mean on any Distribution Date (a) for Series 2000-1, (i) during the Controlled Amortization Period, the excess of the Class A Controlled Distribution Amount over the aggregate amount applied with respect thereto for such Distribution Date and for each prior Distribution Date in such Monthly Period, and (ii) at all other times, the Invested Amount of the class then receiving principal payments after the application of Collections of Principal Receivables on such Distribution Date or (b) for any other Series the amounts specified as such in the Supplement for such other Series.

   "Rapid Amortization Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 of the Agreement or a Series 2000-1 Pay Out Event is deemed to occur pursuant to
Section 6.1.

   "Rapid Amortization Period" shall mean the period beginning on the day on which a Pay Out Event occurs or is deemed to have occurred and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full and (ii) the Series 2000-1 Termination Date.

   "Rating Agency" shall mean Standard & Poor's and Moody's.

   "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.9(b).

   "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.9(a).

   "Reallocated Principal Collections" shall mean the sum of Reallocated Class B Principal Collections and Reallocated Class C Principal
Collections.

   "Reassignment Amount" shall mean, with respect to any Distribution
Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Invested Amount on such Distribution Date, plus (b) the sum of the Class A Monthly Interest,
Class B Monthly Interest and Class C Monthly Interest for such Distribution Date and the sum of Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest previously due but not distributed to the Series 2000-1 Certificateholders on a prior Distribution Date, plus (c) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2000-1 Certificateholders on a prior Distribution Date.

   "Regulation S" shall mean Regulation S under the Act, as such Regulation may be amended from time to time.

   "Regulation S Permanent Global Certificates" shall have the meaning specified in Article IX.

   "Regulation S Temporary Global Certificates" shall have the meaning specified in Article IX.

   "Required Amount" shall have the meaning specified in Section 4.7.

   "Required Retained Percentage" shall mean 0%.

   "Required Seller's Percentage" shall mean (a) 1% with respect to any date of determination during each June and December Monthly Period and (b) 0% for any other date of determination.

   "Reset Date" shall mean each day that is: (a) an Addition Cut-Off
Date (other than for Automatic Additional Accounts); (b) a Removal Date;
(c) the last day prior to any day on which a Series is issued; and (d) the last day prior to any day on which there is an increase or decrease in the Invested Amount of any Variable Funding Certificates.

   "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

   "Rule 144A Global Certificates" shall have the meaning specified in
Article IX.

   "Scheduled Series 2000-1 Termination Date" shall mean the September 2008 Distribution Date.

   "Seller Certificates" shall mean investor certificates of any Series, including the Class C Certificates, that the Seller retains, but only to the extent that and for so long as the Seller is the Holder of such Certificates.

   "Series 2000-1" shall mean the Series of the Neiman Marcus Group Credit Card Master Trust represented by the Series 2000-1 Certificates.

   "Series 2000-1 Certificateholder" shall mean the holder of record of any Series 2000-1 Investor Certificate.

   "Series 2000-1 Certificateholders' Interest" shall have the meaning specified in Section 4.1.

   "Series 2000-1 Certificates" shall have the meaning specified in
Section 1.1.

   "Series 2000-1 Pay Out Event" shall have the meaning specified in
Section 6.1.

   "Series 2000-1 Termination Date" shall mean the earlier to occur of
(i) the day after the Distribution Date on which the Series 2000-1 Certificates are paid in full, or (ii) the Scheduled Series 2000-1 Termination Date.

   "Servicing Base Amount" shall have the meaning specified in
Section 3.1.

   "Servicing Fee Rate" shall mean 2% per annum.

   "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 2000-1 Certificates that, in accordance with subsections 4.6(b) and 4.6(c)(iv), may be applied in accordance with Section 4.04 of the Agreement or (b) the amounts allocated to the investor certificates of other Series that the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 2000-1 Certificates.

   "Specified Consignor" shall mean Barry Kieselstein Enterprises Incorporated, provided that such entity shall cease to be treated as a Specified Consignor if (i) arrangements are made so that sales of goods consigned by such entity no longer give rise to Unreleased Consignment Liens and (ii) the Seller delivers to the Trustee, with a copy to each Rating Agency, an opinion of counsel as to the matters in clause (i).

   "Unpaid Adjustment Amount" shall mean, with respect to any Distribution Date, an amount equal to the aggregate amount of any adjustment payments that the Servicer was required but failed to make pursuant to Section 3.09(a) of the Agreement with respect to the related Monthly Period.

   "Unreleased Consignment Liens" shall mean a Lien on a Receivable that
(a) arises because the Receivable represents the purchase price of goods that were consigned to an Account Originator, (b) has been perfected by the filing of a UCC financing statement and (c) has not been released by the consignor.


                          ARTICLE III

                            SERVICER

   Section 3.1 Servicing Compensation. The share of the Servicing Fee allocable to the Series 2000-1 Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Floating Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"); provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be $[528,333.33]. The share of the Monthly Servicing Fee allocable to the Class A Certificateholders (the "Class A Servicing Fee"), to the Class B Certificateholders (the "Class B Servicing Fee") and to the Class C Certificateholders (the "Class C Servicing Fee") with respect to any Distribution Date shall be determined by multiplying the Monthly Servicing Fee times a fraction, the numerator of which is the invested amount of the applicable Class and the denominator of which is the Invested Amount. The remainder of the Servicing Fee shall be paid by the Holder of the Seller Certificate or the Certificateholders of other Series (as provided in the related Supplements), and in no event shall the Trust, the Trustee or the Series 2000-1 Certificateholders be liable for the share of the Servicing Fee to be paid by the Holder of the Seller Certificate or the Certificateholders of any other Series. The Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Sections 4.2(b)(i)(x), 4.2(b)(ii)(x), 4.6(a)(iii) and 4.6(a)(xi). All funds applied to pay the Monthly Servicing Fee pursuant to any such Section shall be applied first to the Class A Servicing Fee, second to the Class B Servicing Fee and third to the Class C Servicing Fee.


                           ARTICLE IV

 RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF
                          COLLECTIONS

   Section 4.1 Rights of Certificateholders. The Series 2000-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 2000-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and the Fixed Allocation Percentage (as applicable from time to time) of Collections available in the Collection Account and (b) funds allocable to the Series 2000-1 Certificates on deposit in the Excess Funding Account (for such Series, the "Series 2000-1 Certificateholders' Interest"). The Class B Invested Amount and the Class C Invested Amount shall be subordinated to the Class A Certificates, and the Class C Invested Amount shall be subordinated to the Class B Certificates, in each case to the extent provided in this Article IV. The Class B Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full.

   Section 4.2    Collections and Allocation; Payments on Seller
Certificate.

   (a) Collections. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 2000-1 Certificates as described in this Article IV.

   (b) Allocations. The Servicer will apply, or will instruct the Trustee to apply, all collections and other funds on deposit in the Collection Account that are allocated to the Investor Certificates as follows:

        (i) Daily Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on any Date of Processing, allocate the following amounts as set forth below:

             (x) Allocate to the Investor Certificateholders and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing; provided, however, that on and after the LIBOR Determination Date occurring in such Monthly Period, (1) such amount will only be retained in the Collection Account until such time as the amount retained in the Collection Account pursuant to this clause (x) (including amounts retained prior to such LIBOR Determination Date) equals the sum of Class A Monthly Interest plus Class B Monthly Interest plus Class C Monthly Interest for the related Distribution Date plus 125% of the Investor Defaulted Amount (or such lesser percentage as to which the Rating Agency Condition has been satisfied) for the previous Distribution Date plus an amount equal to the aggregate amount of any adjustment payments that the Seller was required but failed to make pursuant to Section 3.09(a) of the Agreement on or prior to that Date of Processing and (2) the balance (including any excess amounts retained over the sum specified above) shall be first paid to the Servicer on account of the Daily Servicing Fee Amount for that Date of Processing and any unpaid Daily Servicing Fee Amounts for prior Dates of Processing and second paid to the Holder of the Seller Certificate, provided that the Finance Charge Collections otherwise payable to the Holder of the Seller Certificate shall be retained in the Collection Account if either the Servicer shall have a credit rating from any Rating Agency in one of its generic credit rating categories that signifies lower than investment grade or a Successor Servicer has been appointed.

             (y) Allocate to the Investor Certificateholders an amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing and pay such amount to the Holder of the Seller Certificate; provided, however, that the amount to be paid to the Holder of the Seller Certificate pursuant to this Section 4.2(b)(i)(y) on any Date of Processing shall be paid to such Holder only to the extent that the Seller's Interest on such Date of Processing is greater than the Required Seller's Interest and the Retained Interest is greater than the Required Retained Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

        (ii) Daily Allocations During the Controlled Amortization
   Period. During the Controlled Amortization Period, the Servicer shall, prior to the close of business on any Date of Processing, allocate the following amounts as set forth below:

             (x) Allocate to the Investor Certificateholders and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing; provided, however, that (1) on and after the LIBOR Determination Date occurring in such Monthly Period, such amount will only be retained in the Collection Account until such time as the amount retained in the Collection Account pursuant to this clause (x) (including amounts retained prior to such LIBOR Determination Date) equals the sum of Class A Monthly Interest plus Class B Monthly Interest plus Class C Monthly Interest for the related Distribution Date plus 125% of the Investor Defaulted Amount (or such lesser percentage as to which the Rating Agency Condition has been satisfied) for the previous Distribution Date plus an amount equal to the aggregate amount of any adjustment payments that the Seller was required but failed to make pursuant to Section 3.09(a) of the Agreement on or prior to that Date of Processing and (2) the balance (including any excess amounts retained over the sum specified above) shall be first paid to the Servicer on account of the Daily Servicing Fee Amount for that Date of Processing and any unpaid Daily Servicing Fee Amounts for prior Dates of Processing and second paid to the Holder of the Seller Certificate, provided that the Finance Charge Collections otherwise payable to the Holder of the Seller Certificate shall be retained in the Collection Account if either the Servicer shall have a credit rating from any Rating Agency in one of its generic credit rating categories that signifies lower than investment grade or a Successor Servicer has been appointed.

             (y) Allocate to the Investor Certificateholders and retain in the Collection Account an amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing (for any such date, a "Percentage Allocation"); provided, however, that if the sum of such Percentage Allocations with respect to the Class A Certificates for the same Monthly Period exceeds the Class A Controlled Distribution Amount for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be paid to the Holder of the Seller Certificate only to the extent that the Seller's Interest on such Date of Processing is greater than the Required Seller's Interest and the Retained Interest is greater than the Required Retained Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

        (iii) Daily Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, prior to the close of business on any Date of Processing, allocate the following amounts as set forth below:

             (x) Allocate to the Investor Certificateholders and retain in the Collection Account an amount equal to the product of (A) the Fixed Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

             (y) Allocate to the Investor Certificateholders and retain in the Collection Account an amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an amount of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Investor Certificateholders, the amount determined in accordance with this subsection (y) shall be first, if any other Principal Sharing Series is outstanding and in its Amortization Period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date and second shall be paid to the Holder of the Seller Certificate to the extent that the Seller's Interest on such Date of Processing is greater than the Required Seller's Interest and the Retained Interest is greater than the Required Retained Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

        (iv) Monthly Allocations During the Revolving Period and Controlled Amortization Period. During the Revolving Period and Controlled Amortization Period, the Servicer shall, prior to the close of business on any Transfer Date allocate to the Investor Certificateholders and retain in the Collection Account an amount equal to (a) the product of (x) the Floating Allocation Percentage on such Distribution Date and (y) the aggregate amount of Collections of Finance Charge Receivables for the related Monthly Period, less (b) the daily amounts retained in the Collection Account during such Monthly Period pursuant to Sections 4.2(b)(i)(x) and 4.2(b)(ii)(x) with respect to the Revolving Period and the Controlled Amortization Period, respectively.

   The allocations to be made pursuant to this Section 4.2 also apply to deposits into the Collection Account that are treated as Collections, including adjustment payments made in accordance with Section 3.09 of the Agreement, payment of the reassignment price pursuant to Section 2.05(b) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 10.02, 12.01 or 12.02 of the Agreement and
Section 7.1. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as provided in the Agreement.

   Section 4.3 Determination of Monthly Interest for the Series 2000-1 Class A Certificates. The amount of monthly interest (the "Class A Monthly Interest") allocable to the Class A Certificates with respect to any Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate, (ii) the outstanding principal balance of the Class A Certificates as of the close of business on the immediately preceding Distribution Date (or the Closing Date, in the case of the first Distribution Date) and (iii) a fraction, the numerator of which is the number of days in the related Interest Accrual Period and the denominator of which is 360.

   On the Determination Date preceding each Distribution Date, the
Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Monthly Interest for that Distribution Date over (y) the amount available to be paid to the Class A Certificateholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders, equal to the product of (i) the Class A Certificate Rate, and (ii) such Class A Interest Shortfall remaining unpaid and (iii) a fraction, the numerator of which is the number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

   Section 4.4 Determination of Principal Amounts. (a) The amount of principal (the "Class A Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date with respect to the Amortization Period shall be equal to an amount calculated as follows: the sum of (i) the aggregate amount retained in the Collection Account pursuant to Sections 4.2(ii)(y) and 4.2(iii)(y) (minus any Reallocated Principal Collections) with respect to the preceding Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates pursuant to subsection 4.6(d) with respect to the preceding Monthly Period, (iii) the amount, if any, required to be treated as Available Principal Collections pursuant to subsections 4.6(a)(iv), (v), (vi), (vii) (ix) and (x) and (iv) the amount of Shared Principal Collections allocated to the Class A Certificates with respect to the preceding Monthly Period pursuant to Section 4.04 of the Agreement (collectively, the "Available Principal Collections"); provided, however, that (i) with respect to any Distribution Date during the Controlled Amortization Period, Class A Principal may not exceed the Class A Controlled Distribution Amount for such Distribution Date; (ii) with respect to any Distribution Date, Class A Principal may not exceed the Class A Invested Amount (after giving effect to any Class A Investor Charge-Off on that Distribution Date); and (iii) with respect to the Scheduled Series 2000-1 Termination Date, Class A Principal shall be an amount equal to the Class A Invested Amount.

   (b) The amount of principal (the "Class B Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Payment Commencement Date, shall equal the Available Principal Collections minus the Class A Principal, in each case for that Distribution Date; provided, however, that (i) with respect to any Distribution Date, Class B Principal may not exceed the Class B Invested Amount (after giving effect to any Class B Investor Charge-Off or Reallocated Class B Principal Collections on that Distribution Date) and (ii) with respect to the Scheduled Series 2000-1 Termination Date, Class B Principal shall be an amount equal to the Class B Invested Amount.

   (c) The amount of principal (the "Class C Principal") distributable from the Collection Account with respect to the Class C Certificates on each Distribution Date with respect to the Controlled Amortization Period or the Rapid Amortization Period shall equal the Available Principal Collections minus the Class A Principal and Class B Principal, in each case for that Distribution Date; provided, however, that (i) with respect to any Distribution Date, Class C Principal may not exceed the Class C Excess Invested Amount, and (ii) with respect to the Scheduled Series 2000-1 Termination Date, Class C Principal shall be an amount equal to the Class C Invested Amount.

   Section 4.5 Shared Principal Collections. Shared Principal Collections allocated to the Series 2000-1 Certificates for any Distribution Date with respect to the Amortization Period shall mean an amount (which shall not exceed the Principal Shortfall) equal to the product of (x) Shared Principal Collections for all Series for such date and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 2000-1 Certificates for such date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such date. For any Distribution Date with respect to the Revolving Period, Shared Principal Collections allocated to the Series 2000-1 Certificates shall be zero. In addition, if the Principal Shortfall for any Distribution Date is greater than the Shared Principal Collections allocated to Series 2000-1, then collections of Principal Receivables allocated to the Seller Certificate shall be made available to cover the remaining Principal Shortfall on the same basis as Shared Principal Collections.

   Section 4.6 Application of Funds on Deposit in the Collection Account for the Certificates. (a) On each Distribution Date, the Servicer shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of Collections of Finance Charge Receivables retained in the Collection Account pursuant to Sections 4.2(b)(i)(x), 4.2(b)(ii)(x) and 4.2(b)(iii)(x) and the deposit made into the Collection Account on such Distribution Date pursuant to
Section 4.2(b)(iv) (the "Available Series 2000-1 Finance Charge Collections"), in the following priority:

        (i) Class A Monthly Interest. An amount equal to the Class A Monthly Interest and Carryover Class A Interest for that Distribution Date shall be used to pay interest to the Class A Certificateholders pursuant to Section 5.1(a).

        (ii) Class B Monthly Interest. An amount equal to the Class B Monthly Interest and Carryover Class B Interest for that Distribution Date shall be used to pay interest to the Class B Certificateholders pursuant to Section 5.1(c).

        (iii) Servicing Fee. On each Distribution Date on which The Neiman Marcus Group, Inc. or an Affiliate of The Neiman Marcus Group, Inc. is not the Servicer, the Monthly Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods shall, to the extent not previously paid pursuant to Section 4.2(b), be distributed to the Servicer.

        (iv) Class A Investor Defaulted Amount and Class A Investor Adjustment Amount. An amount equal to the sum of (A) the Class A Investor Defaulted Amount plus (B) any Class A Investor Adjustment Amount, in each case for such Distribution Date, shall be (i) during the Revolving Period, treated as Shared Principal Collections, (ii) during the Amortization Period, treated as Available Principal Collections.

        (v) Reimbursement of Class A Investor Charge-Offs. An amount equal to the unreimbursed Class A Investor Charge-Offs, if any, will be applied to reimburse Class A Investor Charge-Offs, such amount during the Revolving Period to be treated as Shared Principal Collections, and during the Amortization Period to be treated as Available Principal Collections.

        (vi) Class B Investor Defaulted Amount and Class B Investor Adjustment Amount. An amount equal to the sum of (A) the Class B Investor Defaulted Amount for such Distribution Date plus (B) any Class B Investor Adjustment Amount, in each case for such Distribution Date, shall be (i) during the Revolving Period, treated as Shared Principal Collections, (ii) during the Amortization Period, treated as Available Principal Collections.

        (vii) Reimbursement of Class B Investor Charge-Offs. An amount equal to the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Distribution Dates pursuant to clauses (c) and (d) of the definition of Class B Invested Amount, if any, (i) during the Revolving Period, shall be treated as Shared Principal Collections, (ii) during the Amortization Period shall be treated as Available Principal Collections.

        (viii) Class C Monthly Interest. An amount equal to the Class C Monthly Interest and Carryover Class C Interest for that Distribution Date shall be used to pay interest to the Class C
   Certificateholders.

        (ix) Class C Investor Defaulted Amount and Class C Investor Adjustment Amount. An amount equal to the sum of (A) the aggregate Class C Investor Defaulted Amount plus (B) any Class C Investor Adjustment Amount, in each case for such Distribution Date, shall be
   (i) during the Revolving Period, treated as Shared Principal Collections, (ii) during the Amortization Period, treated as Available Principal Collections.

        (x) Reimbursement of Class C Investor Charge-Offs. An amount equal to the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Distribution Dates pursuant to clauses (c) and (d) of the definition of Class C Invested Amount, if any, shall be (i) during the Revolving Period, treated as Shared Principal Collections, (ii) during the Amortization Period, treated as Available Principal Collections.

        (xi) Servicing Fee. On each Distribution Date on which The Neiman Marcus Group, Inc. or an Affiliate of The Neiman Marcus Group, Inc. is the Servicer, the Monthly Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods shall be distributed to the Servicer provided that the Monthly Servicing Fee shall be applied first to the Class A Servicing Fee, then to the Class B Servicing Fee and then to the Class C Servicing Fee.

        (xii) Excess Finance Charge Collections. Any Available Series 2000-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.6(a)(i) through (xi), shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Distribution Date to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Collections of Finance Charge Receivables allocated to such other Series, and then pay any remaining Excess Finance Charge Collections to the Seller.

   (b)  For each Distribution Date with respect to the Revolving
Period, the product of (i) the Floating Allocation Percentage and (ii) Collections of Principal Receivables with respect to such Distribution Date (subtracting from such product the amount of Reallocated Principal Collections on such Distribution Date) will be treated as Shared Principal Collections and applied, for such Distribution Date, as provided in Section
4.04 of the Agreement; provided however, that if the Required Class C Invested Amount is reduced in accordance with Section 7.3(a), such amount plus the Class C Floating Allocation Percentage of Collections of Principal Receivables may be distributed to the Class C Certificateholders in an amount equal to such reduction.

   (c) For each Distribution Date with respect to the Controlled Amortization Period or the Rapid Amortization Period, the Trustee, acting pursuant to the Servicer's instructions, will distribute the amount of funds on deposit in the Collection Account available for payment of principal to Series 2000-1 Certificateholders in accordance with Section
4.4 in the following priority:

        (i) to the Class A Certificateholders, an amount equal to Class A Principal, subject to each proviso listed in Section 4.4(a);

        (ii) to the Class B Certificateholders, on and after the Class B Principal Payment Commencement Date, an amount equal to Class B Principal, subject to each proviso listed in Section 4.4(b);

        (iii) to the Class C Certificateholders, an amount equal to Class C Principal, subject to each proviso listed in Section 4.4(c);

        (iv) an amount equal to the excess, if any, of (A) the sum of the amounts described in subsections 4.4(a)(i) and (iii) and 4.4(b)(i) and (iii) over (B) the sum of Class A Principal and Class B Principal will be treated as Shared Principal Collections and applied as provided in Section 4.04 of the Agreement.

   (d) On each Distribution Date relating to the Amortization Period, funds on deposit in the Excess Funding Account shall be treated as Shared Principal Collections and, to the extent allocable to Series 2000-1, shall be deposited in the Collection Account and included in the Available Principal Collections.

   Section 4.7 Coverage of Required Amount for the Series 2000-1 Certificates. To the extent that on any Distribution Date payments are being made pursuant to any of subsections 4.6(a)(i) through (xi), respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Distribution Date is not paid in full on such Distribution Date, the Servicer shall apply all or a portion of the Excess Finance Charge Collections from other Series with respect to such Distribution Date allocable to the Series 2000-1 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 2000-1 Finance Charge Collections on such Distribution Date (the "Required Amount"). Excess Finance Charge Collections allocated to the Series 2000-1 Certificates for any Distribution Date shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Distribution Date and (y) a fraction, the numerator of which is the Required Amount for such Distribution Date and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Collections of Finance Charge Receivables for all Series for such Distribution Date.

   Section 4.8 Investor Charge-Offs. (a) If, on any Distribution Date, the sum of the Investor Defaulted Amount and any Investor Adjustment Amount exceeded the Available Series 2000-1 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.6 (a)(iv), (vi) and (ix) and the amount of Excess Finance Charge Collections allocated thereto pursuant to Section 4.7, the Class C Invested Amount will be reduced by the amount by which the remaining aggregate Defaulted Amount and Investor Adjustment Amount exceed such aggregate amount applied with respect thereto (a "Class C Investor Charge-Off").

   (b) If any such reduction of the Class C Invested Amount pursuant to Section 4.8(a) would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero (a "Class B Investor Charge-Off"), provided that the Class B Investor Charge-Off shall not be greater than the sum of the Class A Investor Default Amount, the Class A Investor Adjustment Amount, the Class B Investor Default Amount and the Class B Investor Adjustment Amount for such Distribution Date.

   (c) If any such reduction of the Class B Invested Amount pursuant to Section 4.8(b) would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and, the Class A Invested Amount will be reduced (but not less than zero) by the amount by which the Class B Invested Amount would have been reduced below zero (a "Class A Investor Charge-Off"), provided that the Class A Investor Charge-Off shall not be greater than the sum of the Class A Investor Default Amount and the Class A Investor Adjustment Amount for such Distribution Date.

   Section 4.9 Reallocated Principal Collections for the Series 2000-1 Certificates.

   (a) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount equal to the least of (i) the Class C Invested Amount (after giving effect to any Class C Investor Charge-Off on that Distribution Date), (ii) the product of (x) the sum of (1) the Class C Principal Allocation Percentage and (2) the Class B Principal Allocation Percentage and (y) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Distribution Date, (iii) the aggregate amount retained in the Collection Account pursuant to Sections 4.2(ii)(y) and 4.2(iii)(y) with respect to the preceding Monthly Period and
(iv) an amount equal to the sum of (a) the Class A Required Amount for such Distribution Date and (b) the Class B Required Amount for such Distribution Date (such amount called "Reallocated Class C Principal Collections") first to the components of the Class A Required Amount and then to the components of the Class B Required Amount in the same priority as amounts are applied to such components from Available Series 2000-1 Finance Charge Collections pursuant to subsection 4.6(a); provided, that the portion of such Collections allocated to pay the components of the Class B Required Amount shall not exceed the result of (I) the product of the Class C Principal Allocation Percentage times the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Distribution Date, minus (II) the total amount of Collections reallocated to pay the components of the Class A Required Amount.

   (b) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount equal to the least of (i) the Class B Invested Amount (after giving effect to any Class B Investor Charge-Off on that Distribution Date), (ii) the product of (x) the Class B Principal Allocation Percentage and (y) the amount of Collections of Principal Receivables for the Monthly Period relating to such Distribution Date,
(iii) an amount equal to the excess, if any, of the aggregate amount retained in the Collection Account pursuant to Sections 4.2(ii)(y) and 4.2(iii)(y) with respect to the preceding Monthly Period over the Reallocated Principal Collections for that Distribution Date and (iv) an amount equal to the excess, if any, of the Class A Required Amount for such Distribution Date over the sum of the amount of Reallocated Class C Principal Collections applied with respect thereto for such Distribution Date (such amount called "Reallocated Class B Principal Collections") to the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 2000-1 Finance Charge Collections pursuant to subsection 4.6(a).

   Section 4.10   Discount Option Percentage.  The Discount
Percentage as of the Closing Date shall be 2%. The Seller may increase, reduce or withdraw the Discount Percentage applicable to Receivables arising after the date of such change, at any time and from time to time. The Seller shall provide to the Servicer, the Trustee and each Rating Agency 30 days' prior written notice of any such increase, reduction or withdrawal, and any such increase, reduction or withdrawal shall become effective on the date designated therein only if:

        (i) the Seller shall have delivered to the Trustee an Officer's Certificate of the Seller stating that the Seller reasonably believes that such increase, reduction or withdrawal will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event or any event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event with respect to any Series;

        (ii) if such designation would cause the Discount Percentage to be less than 1% or more than 3%, the Rating Agency Condition shall have been satisfied; and

        (iii) with respect to any reduction of the Discount Option Percentage, the Seller shall have delivered to the Trustee an Officer's Certificate stating that the Seller reasonably believes that such reduction of the Discount Option Percentage will not, based on the facts known to such officer at the time of such certification, cause the Servicing Fee to exceed Available Series 2000-1 Finance Charge Collections allocable to the Servicing Fee.

   Section 4.11   Consignments.  So long as the Series 2000-1
Certificates remain outstanding, the following provisions shall apply with respect to Unreleased Consignment Liens:

   (a) Not later than the Closing Date and each Determination Date, the Servicer shall calculate an amount (the "Consignment Reserve Amount") equal to CRA, where:

        CRA = CS x 1/PR

        CS  =     the highest aggregate dollar amount of retail sales by
                  The Neiman Marcus Group, Inc. of goods consigned to it by the Specified Consignor during any one of the preceding
                  12 Monthly Periods

        PR  =     the arithmetic mean of the principal payment rates of the
                  Receivables for the prior three Monthly Periods, with the principal payment rate for each Monthly Period calculated as the total amount of payments on the Principal
                  Receivables received during such Monthly Period divided by the aggregate Principal Receivables outstanding at the beginning of such Monthly Period.

   (b) For purposes of all calculations of the Seller's Interest and all other calculations affected by the amount of Principal Receivables during the period from and including each Determination Date until the next Determination Date, a portion of the Principal Receivables in an amount equal to the Consignment Reserve Amount determined on the first such Determination Date shall be deemed to have a balance of zero. For the period from and including the Closing Date through but excluding the first Determination Date, a Consignment Reserve Amount of $2,375,000 shall be used and applied as provided in the preceding sentence.

   (c) For purposes of Section 2.05 of the Agreement: (i) the amount of the Ineligible Receivables resulting from Unreleased Consignment Liens at any time shall (except as provided in clause (iii) below) be deemed to equal the Consignment Reserve Amount; (ii) such Ineligible Receivables are not required to be removed from the Trust, but the Seller shall be required to make any deposits into the Excess Funding Account required by Section 2.05(b); and (iii) if the existence of Unreleased Consignment Liens results in an actual impairment of the Trust's access to any Receivables, and the amount of Receivables subject to Unreleased Consignment Liens is greater than the Consignment Reserve Amount, then the actual amount of Receivables subject to Unreleased Consignment Liens shall be used for purposes of determining the Seller's deposit obligations under Section 2.05(b).

   (d) To the extent that the Seller is required to make any deposit to the Excess Funding Account as a result of the deduction of the Consignment Reserve Amount or of the actual amount of Receivables subject to Unreleased Consignment Liens as provided above and in Section 2.05(b), The Neiman Marcus Group, Inc. shall pay to the Seller the amount of the required deposit.

   (e) The Neiman Marcus Group, Inc. hereby represents, warrants and agrees that the only Person who consigns goods to it under arrangements that give rise to Unreleased Consignment Liens is the Specified Consignor, and except for accepting additional goods on consignment from the Specified Consignor, it will not enter into arrangements in the future that give rise to Unreleased Consignment Liens.

   (f) Bergdorf Goodman, Inc. hereby represents, warrants and agrees that there are no Unreleased Consignment Liens relating to Receivables originated by Bergdorf Goodman, Inc., and it will not enter into arrangements in the future that give rise to Unreleased Consignment Liens.

   Section 4.12 Adjustments. So long as the Series 2000-1 Certificates remain outstanding, the third and fourth sentences of Section 3.09 of the Agreement shall be deemed to read as follows:

   "Any adjustment required pursuant to either of the two preceding sentences shall be made on the first Business Day after the Date of Processing for the event giving rise to such adjustment. If, following the exclusion of such Principal Receivables from the calculation of the Seller's Interest, the Seller's Interest would be less than the Required Seller's Interest, then on the first Business Day after the Date of Processing for the event giving rise to such adjustment, the Seller shall make a deposit into the Excess Funding Account in immediately available funds in an amount equal to the amount by which the Seller's Interest would be less than the Required Seller's Interest (up to the amount of such Principal Receivables)."

                           ARTICLE V

      DISTRIBUTIONS AND REPORTS TO SERIES 2000-1 INVESTOR
                       CERTIFICATEHOLDERS

   Section 5.1    Distributions.

   (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A
Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Supplement.

   (b) On each Distribution Date with respect to the Controlled Amortization Period or a Rapid Amortization Period, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date.

   (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B
Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Supplement.


   (d) On each Distribution Date with respect to the Controlled Amortization Period or a Rapid Amortization Period, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date.

   (e) The distributions to be made pursuant to this Section 5.1 are subject to the provisions of Sections 2.06, 10.01 and 12.02 of the Agreement and Sections 8.1 and 8.2.

   (f) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 2000-1 Certificateholders hereunder shall be made by check mailed to each Series 2000-1 Certificateholder at such Series 2000-1 Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 2000-1 Certificate or the making of any notation thereon; provided, however, that with respect to Series 2000-1 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

   Section 5.2    Reports and Statements to Series 2000-1
Certificateholders.

   (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Class A Certificateholder a statement substantially in the form of Exhibit B prepared by the Servicer.

   (b) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent and each Rating Agency (i) statements substantially in the form of Exhibit B prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit C.

   (c) On or before January 31 of each calendar year, beginning with calendar year 2001, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2000-1 Certificateholder, a statement prepared by the Servicer containing the information that is required to be contained in the statement to Series 2000-1 Certificateholders, as set forth in subsections (a) or (b) above, as applicable, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-1 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code of 1986, as amended from time to time (the "Internal Revenue Code"). Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code.

                           ARTICLE VI

                   EARLY AMORTIZATION EVENTS

   Section 6.1 Series 2000-1 Pay Out Events. If any one of the following events shall occur with respect to the Series 2000-1
Certificates:

   (a) failure on the part of the Seller (i) to make any payment or deposit required to be made by the Seller by the terms of (A) the Agreement or (B) this Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Seller's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement or this Supplement, which failure has a material adverse effect on the Series 2000-1 Certificateholders and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by any Holder of Series 2000-1 Certificates;

   (b) any representation or warranty made by the Seller in the Agreement or this Supplement (i) shall prove to have been incorrect in any material respect when made, that continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by any Holder of Series 2000-1 Certificates, and (ii) as a result of which the interests of the Series 2000-1 Certificateholders are materially and adversely affected; provided, however, that a Series 2000-1 Pay Out Event pursuant to this subsection 6.1(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

   (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate that is less than the average of the Base Rates for such three consecutive Monthly Periods;

   (d) a failure by The Neiman Marcus Group, Inc. or the Seller to make an Addition within five Business Days after the Required Designation Date;

   (e) failure to pay the Class A Invested Amount in full on or prior to the Class A Expected Final Payment Date or to pay the Class B Invested Amount in full on or prior to the Class B Expected Final Payment Date;

   (f) any Servicer Default shall occur that would have a material adverse effect on the Series 2000-1 Certificateholders; or

   (g) the amount on deposit in the Excess Funding Account as a percentage of the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account shall equal or exceed 30% on the last day of three consecutive Monthly Periods;

then, the Trustee shall within five days publish a notice of such Pay Out Event and in the case of any event described in subsections (a), (b) or
(f), after the applicable grace period, if any, set forth in such subsections, the Trustee or Holders of Series 2000-1 Certificates evidencing undivided interests aggregating more than 50% of the Invested Amount of this Series 2000-1 by notice then given in writing to the Trustee, the Seller and the Servicer may declare that a pay out event (a "Series 2000-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsections (c), (d), (e) or (g), a Series 2000-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 2000-1 Certificateholders immediately upon the occurrence of such event.


                          ARTICLE VII

           OPTIONAL REPURCHASE; SERIES TERMINATION;
                  SALE OF CLASS C CERTIFICATES

   Section 7.1 Optional Repurchase. The Series 2000-1 Certificates shall be subject to termination by the Seller at its option on any Distribution Date on or after the Distribution Date on which the Class A Invested Amount is reduced to an amount less than or equal to 10% of the Class A Initial Invested Amount. The deposit required in connection with any such termination and final distribution shall be equal to the outstanding principal amount of the Class A Certificates Amount plus accrued and unpaid interest on the Class A Certificates through the day prior to the Distribution Date on which the final distribution occurs.

   Section 7.2 Series 2000-1 Termination. (a) If, on the July 15, 2008 Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the forty-day period that begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein), such Principal Receivables to be in an amount equal to the sum of (i) the Invested Amount plus (ii) the result of the Seller's Interest multiplied by a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts for all Series then outstanding (including Series 2000-1), all measured at the close of business on the last day of the Monthly Period preceding the Scheduled Series 2000-1 Termination Date (after giving effect to all distributions required to be made on the Scheduled Series 2000-1 Termination Date, except pursuant to this Section 7.2). Such bids shall require that such sale shall (subject to Section 7.2(b)) occur on the Scheduled Series 2000-1 Termination Date. The Seller shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

   (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Scheduled Series 2000-1 Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 2000-1 Certificateholders pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds that are allocable to Finance Charge Receivables and the amount of such proceeds that are allocable to Principal Receivables. During the period from the September 2000 Distribution Date to the Scheduled Series 2000-1 Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such Collections in accordance with the provisions of the Agreement and this Supplement.

   Section 7.3 Reduction of Class C Invested Amount During the Revolving Period; Designation of Class B and Class C Certificate Terms; Sale of Class B Certificates and Class C Certificates.

   (a) The Required Class C Invested Amount may be reduced during the Revolving Period by distributing Collections of Principal Receivables to the Class C Certificateholders in accordance with Section 4.6(b), provided that (i) the Rating Agency Condition shall have been satisfied with respect to such reduction and (ii) the Seller shall have delivered to the Trustee an Officer's Certificate stating that the Seller reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event or any event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event.

   (b) The Seller may at any time, without the consent of the Investor Certificateholders, (i) sell or transfer all or a portion of the Class B or Class C Certificates and (ii) in connection with any such sale or transfer, enter into a supplemental agreement with the Trustee pursuant to which the Seller and the Trustee may (x) amend the Class C Certificate Rate, set forth the amount of monthly interest due Class C Certificateholders (the "Class C Monthly Interest"), provide for the payment of additional amounts (the "Class C Additional Interest") with respect to any shortfall (the "Class C Interest Shortfall") in such Class C Monthly Interest and provide for such other provisions with respect to the Class C Certificates as may be specified in such supplemental agreement, (y) amend the Class B Certificate Rate, set forth the amount of monthly interest due Class B Certificateholders (the "Class B Monthly Interest"), provide for the payment of additional amounts (the "Class B Additional Interest") with respect to any shortfall (the "Class B Interest Shortfall") in such Class B Monthly Interest and provide for such other provisions with respect to the Class B Certificates as may be specified in such supplemental agreement, and (z) reallocate a portion of the Class B Invested Amount to the Class C Invested Amount or vice versa, provided that in each such case (A) the Seller shall have given notice to the Trustee, the Servicer and the Rating Agencies of such proposed sale or transfer of the Class B or Class C Certificates and such supplemental agreement at least five business days prior to the consummation of such sale or transfer and the execution of such proposed supplemental agreement; (B) the Rating Agency Condition shall have been satisfied; (C) no Pay Out Event shall have occurred prior to the consummation of such proposed sale or transfer of Class B or Class C Certificates or the execution of such supplemental agreement; (D) the Seller shall have delivered an Officer's Certificate, dated the date of the consummation of such sale or transfer and the effectiveness of such supplemental agreement, to the effect that, in the reasonable belief of the Seller, such action will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event to occur with respect to any Series, and (E) the Seller will have delivered a Tax Opinion, dated the date of such certificate with respect to such action; provided, further, (i) as a condition to the sale or transfer of all or a portion of the Class B or Class C Certificates the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full and (ii) the Class B or Class C Certificates may not be sold or transferred, in whole or in part, to The Neiman Marcus Group, Inc. or Bergdorf Goodman, Inc.


                          ARTICLE VIII

                       FINAL DISTRIBUTION

   Section 8.1 Sale of Receivables or Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement and Section 7.1 or 7.2 of this Supplement.

   (a) The amount to be paid by the Seller with respect to Series 2000-1 in connection with a reassignment of Receivables to the Seller pursuant to Section 2.06 of the Agreement or a repurchase of the Certificateholder's Interest pursuant to Section 10.01 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

   (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Sections 7.1 or 8.1 or any amounts allocable to the Series 2000-1 Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.2, the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Certificateholders, (iii) (x) the Class C Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Certificateholders and (y) an amount equal to the sum of (A) Class C Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Certificateholders on a prior Distribution Date and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class C
Certificateholders and (iv) the balance, if any, will be distributed to the Holder of the Seller Certificate.

   (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to
Section 8.1(b) for payment to the Series 2000-1 Certificateholders shall be deemed distributed in full to the Series 2000-1 Certificateholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to
Section 12.02 of the Agreement.


                           ARTICLE IX

                    MISCELLANEOUS PROVISIONS

   Section 9.1 Delivery and Payment for the Series 2000-1 Certificates. The Seller shall execute and deliver the Series 2000-1 Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver the Series 2000-1 Certificates to or upon the order of the Seller when authenticated in accordance with Section
6.02 of the Agreement.

   Section 9.2 Form of Delivery of Series 2000-1 Certificates. The Class A Certificates, the Class B Certificates and the Class C Certificates shall be delivered as Registered Certificates as provided in Section 6.01 of the Agreement. The Class B Certificates and the Class C Certificates shall be delivered as Definitive Certificates.

   Section 9.3 Provisions Relating to Global Certificates and Regulation S Certificates.

   (a)  Class A Certificates offered and sold to Qualified
Institutional Buyers in reliance on Rule 144A shall be issued initially in the form of one or more Global Certificates (the "Rule 144A Global Certificates"), which shall be deposited on behalf of the purchasers of the Book-Entry Certificates represented thereby with the Trustee, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Seller and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Certificates may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Clearing Agency or its nominee as hereinafter provided. The Trustee shall not be liable for any error or omission by the Clearing Agency in making such record adjustments and the records of the Trustee shall be controlling with regard to outstanding principal amount of Certificates hereunder.

   (b)  Class A Certificates offered and sold in reliance on Regulation
S shall be issued initially, and during the "40 day distribution compliance period" described below remain, in the form of temporary Global Certificates (the "Regulation S Temporary Global Certificates"), which shall be deposited on behalf of the purchasers of the Book-Entry Certificates represented thereby with the Trustee, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or the nominee of the Clearing Agency for the investors' respective accounts at Euroclear and/or Clearstream, duly executed by the Seller and authenticated by the Trustee as hereinafter provided. The "40 day distribution compliance period" (as defined in Regulation S) shall be terminated upon the later of (i) 40 days after the Closing Date and (ii) receipt by the Trustee of a written certificate from the Clearing Agency, together with copies of certificates from Euroclear and/or Clearstream, certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Certificates (except to the extent of any beneficial owners thereof who will take delivery of a beneficial ownership interest in a Rule 144A Global Certificate). Following the termination of the 40 day distribution compliance period, beneficial interests in the Regulation S Temporary Global Certificates shall be exchanged for beneficial interests in permanent Global Certificates (the "Regulation S Permanent Global Certificates"), which will be deposited with the Trustee, as custodian, and registered in the name of a nominee of the Clearing Agency. Simultaneously with the authentication of Regulation S Permanent Global Certificates, the Trustee shall cancel the Regulation S Temporary Global Certificates. The aggregate principal amount of the Regulation S Temporary Global Certificates and the Regulation S Permanent Global Certificates may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Clearing Agency or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided. The Trustee shall incur no liability for any error or omission of the Clearing Agency in making such record adjustments and the records of the Trustee shall be controlling with regard to outstanding principal amount of Regulation S Global Certificates hereunder.

   (c) Each Global Certificate shall represent such of the outstanding Book-Entry Certificates as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Book-Entry Certificates from time to time endorsed thereon and that the aggregate amount of outstanding Book-Entry Certificates represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Certificate to reflect the amount of any increase or decrease in the amount of outstanding Book-Entry Certificates represented thereby shall be made by the Trustee, or by the custodian at the direction of the Trustee, in accordance with instructions given by the holder thereof as required by clause (d) below.

   (d) Transfer and Exchange of Global Certificates. The transfer and exchange of Global Certificates or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Supplement and the procedures of the Clearing Agency therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Certificate may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Certificate in accordance with the transfer restrictions set forth in the legend referred to in clauses (e) through (h) below.

   (e) Transfer of Rule 144A Global Certificate to Regulation S Global Certificate. If, at any time, a Certificate Owner of a beneficial interest in a Rule 144A Global Certificate deposited with the Clearing Agency (or the Trustee as custodian for the Clearing Agency) wishes to transfer its interest in such Rule 144A Global Certificate to a person who is required or permitted to take delivery thereof in the form of a beneficial interest in a Regulation S Global Certificate, such Certificate Owner shall, subject to compliance with the procedures described in the next sentence of this clause (e), exchange or cause the exchange of such beneficial interest for an equivalent beneficial interest in a Regulation S Global Certificate. Upon receipt by the Trustee of (1) instructions given in accordance with the applicable procedures of the Clearing Agency from a Participant directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Certificate in an amount equal to the beneficial interest in the Rule 144A Global Certificate to be exchanged,
(2) a written order given in accordance with the applicable procedures of the Clearing Agency containing information regarding the participant account of the Clearing Agency and Euorclear and/or Clearstream account to be credited with such increase, and (3) an officer's certificate given by the transferring Certificate Owner stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Certificates and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Certificate Registrar shall instruct the Clearing Agency to reduce or cause to be reduced the outstanding principal amount of the applicable Rule 144A Global Certificate and to increase or cause to be increased the outstanding principal amount of the applicable Regulation S Global Certificate by the outstanding principal amount of the beneficial interest in the Rule 144A Global Certificate to be exchanged, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Regulation S Global Certificate equal to the reduction in the outstanding principal amount of the Rule 144A Global Certificate, and to debit, or cause to be debited, from the account of the person making such exchange or transfer the beneficial interest in the Rule 144A Global Certificate that is being exchanged or transferred.

   (f) Transfer of Regulation S Global Certificate to Rule 144A Global Certificate. If at any time a Certificate Owner of a beneficial interest in a Regulation S Global Certificate deposited with the Clearing Agency or with the Trustee as custodian for the Clearing Agency wishes to transfer its interest in such Regulation S Global Certificate to a person who is required or permitted to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Certificate, such Certificate Owner shall, subject to the applicable procedures of the Clearing Agency, exchange or cause the exchange of such beneficial interest for an equivalent beneficial interest in a Rule 144A Global Certificate as provided in this clause (f). Upon receipt by the Trustee of (1) instructions from Euroclear or Clearstream, if applicable, and the Clearing Agency directing the Trustee, as Certificate Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Certificate equal to the beneficial interest in the Regulation S Global Certificate to be exchanged and containing information regarding the participant account with the Clearing Agency to be credited with such increase, (2) a written order given in accordance with the applicable procedures of the Clearing Agency containing information regarding the participant account of the Clearing Agency and
(3) if such transfer is being effected prior to the expiration of the 40-day distribution compliance period, a certificate in the form of Exhibit D attached hereto given by the Certificate Owner of such beneficial interest, then the Trustee, as Certificate Registrar, shall instruct the Clearing Agency to reduce or cause to be reduced the outstanding principal amount of such Regulation S Global Certificate and to increase or cause to be increased the outstanding principal amount of the applicable Rule 144A Global Certificate by the outstanding principal amount of the beneficial interest in the Regulation S Global Certificate to be exchanged, and the Trustee, as Certificate Registrar, shall instruct the Clearing Agency, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Rule 144A Global Certificate equal to the reduction in the outstanding principal amount of such Regulation S Global Certificate and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Global Certificate that is being transferred.

   (g) Transfer and Exchange of a Definitive Certificate for a Book-Entry Certificate in a Rule 144A Global Certificate. The transfer and exchange of a Definitive Certificate for a beneficial interest in a Rule 144A Global Certificate shall be effected in accordance with this Supplement and the procedures of the Clearing Agency therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. If, at any time a Holder of a Definitive Certificate wishes to transfer its interest in such Certificate to a person who is required or permitted to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Certificate, such Holder shall, subject to the applicable procedures of the Clearing Agency, exchange or cause the exchange of such Definitive Certificate for an equivalent beneficial interest in a Rule 144A Global Certificate as provided in this clause (g). Upon receipt by the Trustee of (1) the Definitive Certificates for registration of transfer or exchange duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Trustee duly executed by such Holder or by his attorney, duly authorized in writing, (2) the instructions from the Clearing Agency, directing the Trustee, as Certificate Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Certificate equal to the Definitive Certificate to be exchanged, such instructions to contain information regarding the participant account with the Clearing Agency to be credited with such increase, (3) a written order given in accordance with the applicable procedures of the Clearing Agency containing information regarding the participant account of the Clearing Agency, (4) an appropriately completed investment letter to that effect given by the proposed transferee, then the Trustee, as Certificate Registrar, shall instruct the Clearing Agency to increase or cause to be increased the outstanding principal amount of the applicable Rule 144A Global Certificate by the outstanding principal amount of the Definitive Certificate to be exchanged, and the Trustee, as Certificate Registrar, shall instruct the Clearing Agency, concurrently with such increase, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Rule 144A Global Certificate equal to the outstanding principal amount of such Definitive Certificate being transferred.

   (h) Transfer of a Book-Entry Certificate in a Rule 144A Global Certificate or Regulation S Permanent Global Certificate for a Definitive Certificate. Any person having a beneficial interest in a Rule 144A Global Certificate or Regulation S Permanent Global Certificate may upon request, subject to the applicable procedures of the Clearing Agency, exchange such beneficial interest for a Definitive Certificate. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Clearing Agency (or Euroclear or Clearstream, if applicable), from the Clearing Agency or its nominee on behalf of any Person having a beneficial interest in a Rule 144A Global Certificate or Regulation S Permanent Global Certificate, and, in the case of a Restricted Certificate, (i) if such beneficial interest is being transferred to the Person designated by the Clearing Agency as being the Certificate Owner, an appropriately completed investment letter to that effect from such person; or (ii) if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A or pursuant to an exemption from registration in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, an appropriately completed investment letter to that effect from the proposed transferee, then the Trustee or the custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Clearing Agency and the custodian, cause the outstanding principal amount of Rule 144A Global Certificates or Regulation S Permanent Global Certificates, as applicable, to be reduced accordingly and, following such reduction, the Seller shall execute and, the Trustee shall authenticate and deliver to the transferee a Definitive Certificate in the appropriate principal amount.

   Definitive Certificates issued in exchange for a Book-Entry
Certificate in a Rule 144A Global Certificate or Regulation S Permanent Global Certificate, as applicable, pursuant to this clause (h) shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Certificates to the persons in whose names such Certificates are so registered. Following any such issuance of Definitive Certificates, the Trustee, as Certificate Registrar, shall instruct the Clearing Agency to reduce or cause to be reduced the outstanding principal amount of the applicable Global Certificate to reflect the transfer.

   (i)  Legend on Certificates; Minimum Denominations.

        (i) Each Class A Certificate will bear a legend substantially in the following form:

        THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CERTIFICATE MAY BE RELYING ON THE EXEMPTIONS FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

        THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

        (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN "INSTITUTIONAL ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
             (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"),

        (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT,
             (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, IN THE CASE OF THIS CLAUSE (D), PRIOR TO SUCH TRANSFER, FURNISHES THE TRUST AND THE SELLER A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUST AND THE SELLER) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF CERTIFICATES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE NEIMAN MARCUS GROUP, INC., THE SELLER, THE TRUST AND BERGDORF GOODMAN, INC., THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION,

        (3)  REPRESENTS THAT EITHER (A) IT IS NOT ACQUIRING THE
             CERTIFICATES WITH THE ASSETS OF A BENEFIT PLAN OR (B) ITS PURCHASE AND HOLDING OF THE CERTIFICATES WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION
             406(a) OF ERISA OR SECTION 4975 OF THE CODE, AND

        (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

        AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE POOLING AGREEMENT UNDER WHICH THIS CERTIFICATE WAS ISSUED CONTAINS A PROVISION REQUIRING THE TRUST AND THE SELLER TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

        (ii) Each Class B and Class C Certificate will bear a legend substantially in the following form:

        THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").
   THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE HOLDER OF THIS CERTIFICATE SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE A TAX OPINION (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

        (iii) Each Regulation S Temporary Global Certificate shall bear a legend in substantially the following form:

   THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATIONS S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A PERMANENT GLOBAL CERTIFICATE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN.

        (iv) Each Regulation S Permanent Global Certificate shall bear a legend in substantially the following form:

   THIS REGULATION S PERMANENT GLOBAL CERTIFICATE IS A GLOBAL
   CERTIFICATE WHICH IS EXCHANGEABLE FOR INTERESTS IN OTHER GLOBAL CERTIFICATES AND DEFINITIVE CERTIFICATES SUBJECT TO THE TERMS
   AND CONDITIONS SET FORTH HEREIN AND IN THE SERIES 2000-1
   SUPPLEMENT (AS DEFINED HEREIN).

   (j) The Class A Certificates shall be issued in minimum denominations of $100,000 and greater integral multiples of $1,000.

   Section 9.4 Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

   Section 9.5 Notification of Consolidation, etc. of Trustee. The Servicer shall notify each Rating Agency promptly after any merger, conversion or consolidation of the Trustee pursuant to Section 11.09 of the Agreement

   Section 9.6 Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

   Section 9.7 GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

   Section 9.8 Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Supplement shall be in writing.

   IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 2000-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

   NEIMAN MARCUS FUNDING CORPORATION,      Seller

   By:
       Name: Paul F. Gibbons
       Title: Vice President & Treasurer



   THE NEIMAN MARCUS GROUP, INC., Servicer

   By:
       Name: Paul F. Gibbons
       Title: Vice President & Treasurer


   THE BANK OF NEW YORK, Trustee

   By:
       Name:
       Title:


   Solely for purposes of Section 4.11(f):

   BERGDORF GOODMAN, INC.


   By:
       Name:
       Title:

                                                    Exhibit A-1

             [FORM OF CLASS A INVESTOR CERTIFICATE]

REGISTERED                                         $___________

No. R-A_                                [CUSIP NO.  640203 AC 9
                                      ISIN NO.  US640203AC95]

                                      [CUSIP NO.  U63109 AA 7
                                      ISIN NO.  USU63109AA74]


        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CERTIFICATE MAY BE RELYING ON THE EXEMPTIONS FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

        THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

        (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN "INSTITUTIONAL ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
             (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"),

        (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT,
             (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, IN THE CASE OF THIS CLAUSE (D), PRIOR TO SUCH TRANSFER, FURNISHES THE TRUST AND THE SELLER A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUST AND THE SELLER) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF CERTIFICATES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE NEIMAN MARCUS GROUP, INC., THE SELLER, THE TRUST AND BERGDORF GOODMAN, INC., THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION,

        (3)  REPRESENTS THAT EITHER (A) IT IS NOT ACQUIRING THE
             CERTIFICATES WITH THE ASSETS OF A BENEFIT PLAN OR (B) ITS PURCHASE AND HOLDING OF THE CERTIFICATES WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION
             406(a) OF ERISA OR SECTION 4975 OF THE CODE, AND

        (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

        AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE POOLING AGREEMENT UNDER WHICH THIS CERTIFICATE WAS ISSUED CONTAINS A PROVISION REQUIRING THE TRUST AND THE SELLER TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

        [THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE IS A "TEMPORARY GLOBAL CERTIFICATE" FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A PERMANENT GLOBAL CERTIFICATE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN.

        ARTICLE IX OF THE SERIES 2000-1 SUPPLEMENT CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS CERTIFICATE AND ANY INTEREST HEREIN. EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN ARTICLE IX OF THE SERIES 2000-1 SUPPLEMENT.]

          NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                         SERIES 2000-1

         FLOATING RATE CLASS A ASSET BACKED CERTIFICATE
        [(REGULATION S TEMPORARY GLOBAL CERTIFICATE)]

   Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit or installment accounts generated or to be generated by The Neiman Marcus Group, Inc. ("NMG" or the "Servicer") and Bergdorf Goodman, Inc. and other assets and interests constituting the Trust under the Agreement described below.

    (Not an interest in or a recourse obligation of Neiman Marcus
Funding Corporation, NMG or any affiliate of either of them.)

   This certifies that CEDE & CO. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Neiman Marcus Group Credit Card Master Trust (the "Trust") issued pursuant to Pooling and Servicing Agreement dated as of March 1, 1995 and amended and restated as of July 2, 2000 ( the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Neiman Marcus Funding Corporation, as Seller (the "Seller"), NMG, as the Servicer, and The Bank of New York, as Trustee (the "Trustee"), and the Series 2000-1 Supplement, dated as of July 21 , 2000 (the "Series 2000-1 Supplement"), among the Seller, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2000-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Seller's right, title and interest in, to and under the Trust Assets (as defined in the Agreement).

   This Certificate represents the aggregate outstanding principal amount of Book-Entry Certificates (as defined in the Agreement) from time to time endorsed hereon, which amount may be reduced or increased, as appropriate, from time to time to reflect exchanges and redemptions.

   This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Neiman Marcus Group Credit Card Master Trust $225,000,000 Floating Rate Class A Asset Backed Certificates" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

   The Seller has structured the Agreement, the Class A Certificates, the "Neiman Marcus Group Credit Card Master Trust $23,800,000 Class B Asset Backed Certificates" (the "Class B Certificates") and the "Neiman Marcus Group Credit Card Master Trust $68,200,000 Class C Asset Backed Certificates" (the "Class C Certificates") with the intention that the Class A Certificates will qualify under applicable tax law as debt, and both the Seller and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as debt.

   Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

   IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed under its official seal.


   NEIMAN MARCUS FUNDING CORPORATION

   By:
        Name:
        Title:


Dated: July __, 2000


                 CERTIFICATE OF AUTHENTICATION


   This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                            THE BANK OF NEW YORK

                            By:  ______________________________
                                 Name:
                                 Title:

                                                    Exhibit A-2

             [FORM OF CLASS B INVESTOR CERTIFICATE]

REGISTERED                                          $__________

No. R-B_

        THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE HOLDER OF THIS CERTIFICATE SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE A TAX OPINION (AS DEFINED IN THE AGREEMENT).

          NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                         SERIES 2000-1
                CLASS B ASSET BACKED CERTIFICATE

   Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit or installment accounts generated or to be generated by The Neiman Marcus Group, Inc. ("NMG" or the "Servicer") and Bergdorf Goodman, Inc. and other assets and interests constituting the Trust under the Agreement described below.

   (Not an interest in or a recourse obligation of Neiman Marcus Funding Corporation, NMG or any affiliate of either of them.)

   This certifies that CEDE & CO. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Neiman Marcus Group Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 1995 and amended and restated as of July 2, 2000 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Neiman Marcus Funding Corporation, as Seller (the "Seller"), NMG, as the Servicer, and The Bank of New York, as Trustee (the "Trustee"), and the Series 2000-1 Supplement, dated as of July 21 , 2000 (the "Series 2000-1 Supplement"), among the Seller, NMG, as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2000-1 Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Seller's right, title and interest in, to and under the Trust Assets (as defined in the Agreement).

   This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Neiman Marcus Group Credit Card Master Trust $23,800,000 Class B Asset Backed Certificates, Series 2000-1" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

   Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

   IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed under its official seal.

                            NEIMAN MARCUS FUNDING CORPORATION

                            By:

                                 Name:
                                 Title:


Dated: July __, 2000

                 CERTIFICATE OF AUTHENTICATION

   This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                            THE BANK OF NEW YORK

                            By:

                                 Name:
                                 Title:

                                                    Exhibit A-3

             [FORM OF CLASS C INVESTOR CERTIFICATE]

REGISTERED                                          $__________

No. R-C_

        THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE HOLDER OF THIS CERTIFICATE SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE A TAX OPINION (AS DEFINED IN THE AGREEMENT).

          NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                         SERIES 2000-1
                CLASS C ASSET BACKED CERTIFICATE

   Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit or installment accounts generated or to be generated by The Neiman Marcus Group, Inc. ("NMG" or the "Servicer") and Bergdorf Goodman, Inc. and other assets and interests constituting the Trust under the Agreement described below.

   (Not an interest in or a recourse obligation of Neiman Marcus Funding Corporation, NMG or any affiliate of either of them.)

   This certifies that Neiman Marcus Funding Corporation (the "Certificateholder") is the registered owner of a fractional undivided interest in the Neiman Marcus Group Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 1995 and amended and restated as of July 2, 2000 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Neiman Marcus Funding Corporation, as Seller (the "Seller"), NMG as the Servicer, and The Bank of New York, as Trustee (the "Trustee"), and the Series 2000-1 Supplement, dated as of July 21 , 2000 (the "Series 2000-1 Supplement"), among the Seller, NMG, as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2000-1 Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Seller's right, title and interest in, to and under the Trust Assets (as defined in the Agreement).

   This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Neiman Marcus Group Credit Card Master Trust $68,200,000 Class C Asset Backed Certificates, Series 2000-1" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. Unless the Rating Agency Condition and certain other conditions set forth in the Series 2000-1 Supplement are satisfied, (i) no principal will be payable to the Class C Certificateholders until the first Distribution Date in the Amortization Period and (ii) no interest will accrue on the unpaid principal amount of the Class C Certificates.

   Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

   IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed under its official seal.


                            NEIMAN MARCUS FUNDING CORPORATION

                            By:

                                 Name:
                                 Title:


Dated: July __, 2000

                 CERTIFICATE OF AUTHENTICATION


   This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                            THE BANK OF NEW YORK

                            By:

                                 Name:
                                 Title:

                                                      EXHIBIT B

             MONTHLY CERTIFICATEHOLDER'S STATEMENT
                 THE NEIMAN MARCUS GROUP, INC.
          NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1995 and amended and restated as of July 2, 2000 (as it may be amended, from time to time, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of July 21, 2000 (as amended and supplemented, the "Series Supplement"), each among The Neiman Marcus Group, Inc., as Servicer, Neiman Marcus Funding Corporation, as Seller and The Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                            Monthly Period:
                            Distribution Date:
                            Period
                                 (Revolving = 0-56,
                                 Controlled Amortization = 57-62)


A. ORIGINAL DEAL PARAMETERS









(a) Class A Initial Invested Amount
$225,000,000
 71.0%


(b) Class B Initial Invested Amount
$  23,800,000
   7.5%


(c) Class C Initial Invested Amount
$  68,200,000
 21.5%


(d) Total Initial Invested Amount
$317,000,000









(e) Class A Certificate Rate  =  One-month LIBOR plus
0.27%



(f) Class B Certificate Rate
0%



(g) Class C Certificate Rate
0%








(h) Servicing Fee Rate
2%


(i) Discount Percentage
2%







B. CURRENT INTEREST RATES









(a) Class A Certificate Rate (One-month LIBOR + A-(e))
______%



(b) Class B Certificate Rate
0%*



(c) Class C Certificate Rate
0%*







*Unless changed by supplement
I. RECEIVABLES IN THE TRUST









(a) Beginning of the Period Principal Receivables
$________



(b) Beginning of the Period Finance Charge Receivables
$________



(c) Beginning of the Period Discount Option Receivables
$________



(d) Beginning of the Period Total Receivables  (a+b+c)

$________


(e) Removed Principal Receivables
$________



(f) Removed Finance Charge Receivables
$________



(g) Removed Total Receivables (e+f)

$________








(h) Additional Principal Receivables
$________



(i) Additional Finance Charge Receivables
$________



(j) Additional Total Receivables (h+i)

$________








(k) Ineligible Principal Receivables Excluded

$________







(l) End of Period Principal Receivables
$________



(m) End of Period Finance Charge Receivables
$________



(n) End of Period Discount Option Receivables
$________



(o) End of Period Total Receivables (l+m+n)

$________







II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES









(a) Class A Initial Invested Amount
$________
 ________%


(b) Class B Initial Invested Amount
$________
 ________%


(c) Class C Initial Invested Amount
$________
 ________%


(d) Total Initial Invested Amount (a+b+c)

$________







(e) Class A Invested Amount (a-(X.d))
$________
 ________%


(f) Class B Invested Amount (b-(X.h))
$________
 ________%


(g) Class C Invested Amount (c-(X.l))

 ________%


(h) Total Invested Amount (e+f+g)

$________







(i) Floating Allocation Percentage (h/l.a))
________%


(j) Class A Floating Allocation Percentage
    (e/(I.a))
________%


(k) Class B Floating Allocation Percentage
    (f/(I.a))
________%


(l) Class C Floating Allocation Percentage
    (g/(I.a))
________%






(m) Fixed Allocation Percentage (h/(I.a))
________%


(n) Class A Fixed Allocation Percentage
        (e/(I.a))
________%


(o) Class B Fixed Allocation Percentage
         (f/(I.a))
________%


(p) Class C Fixed Allocation Percentage
        (g/(I.a))
________%






(q) Servicing Fee (h*(A.h))
%        $________


(r) Investor Defaulted Amount (i*(IV.o))
 $________


(r) Investor Adjustment Amount (i*(IV.p))
$________








III. SELLER'S INTEREST, RETAINED INTEREST AND
        EXCESS FUNDING ACCOUNT









(a) Beginning Seller's Interest (I.a-II.h)
$________



(b) Ending Seller's Interest (I.l-II.h)
$________



(c) Required Seller's Interest

$________


(d) Retained Interest (II.g+III.b)
$________



(e) Required Retained Interest
$________



(f) Required Principal Balance
$________



(g) Amount on deposit in Special Funding
        Account

$________








IV. PERFORMANCE SUMMARY









COLLECTIONS:
$________



(a) Collections of Principal Receivables
$________



(b) Collections of Finance Charge Receivables
$________



(c) Collections of Discount Option Receivables
$________



(d) Total Finance Charge Collections (b+c)
$________



(e) Total Collections (a+b+c)
$________








DELINQUENCIES AND LOSSES:




        (f) End of the month delinquencies:
$________



        (g) 30 days delinquent
$________



        (h) 60 days delinquent
$________



        (i) 90 days delinquent
$________



        (j) 120+ days delinquent
$________








    (k) Total 30+ days delinquent (g+h+i+j)
$________







(l) Gross Charge-Offs during the month
$________



(m) Recoveries during the month
$________



(n) Net Charge-Offs during the month (l-m)
$________








(o) Defaulted Amount
$________



(p) Unpaid adjustment Payments
$________








V. EMPLOYEE AND NON-U.S. ACCOUNTS





Amount
# of Accounts


(a) Employee Accounts at end of month
$________



(b) as a percentage of total (a/(e))
 ________%
 ________%


(c) Non-US Accounts at end of month
$________



(d) as a percentage of total (c/(e))
 ________%
 ________%


(e) Total amount/number of Accounts in Trust (at end of month)
$________




VI. AVAILABLE SERIES 2000-1 FINANCE CHARGE
COLLECTIONS









(a) Available Series 2000-1 Finance Charge Collections
(((IV.d))*II.(i))
$________



(b) Class A Monthly Interest (((A.e)*(II.e))/12)
$________



(c) [Reserved]
$________



(d) Servicing Fee [if not Neiman Marcus]
$________



(e) Class A Investor Defaulted Amount and Class A Investor
Adjustment Amount (([IV.o+IV.p](II.j))
$________



(f) Reimbursement of Class A Investor Charge-Offs




(g) Class B Investor Defaulted Amount and Class B Investor
Adjustment Amount ((IV.o+IV.p](II.k))
$________



(h) Reimbursement of Class B Investor Charge-Offs and
Reallocated Class B Principal Collections




(i) Class C Investor Defaulted Amount and Class C Investor
Adjustment Amount ((IV.o+IV.p](II.l))
$________



(j) Reimbursement of Class C Investor Charge-Offs and
Reallocated Class C Principal Collections




(k) Servicing Fee [if Neiman Marcus]
$________



(l) Total Excess Finance Charge Collections   (a-b-c-d-e-f-
g-h-i-j-k)
$________




$________





$________



VII. YIELD AND BASE RATE









Base Rate




(The sum of the current Class A Certificate Rate, Class
B Certificate Rate, and Class C Certificate Rate weighted by the unpaid principal amount of each, plus the Servicing Fee Rate)









(a) Base Rate (current month)
 ________%



(b) Base Rate (prior month)
 ________%



(c) Base Rate (2 months ago)
 ________%








(d) 3 Month Average Base Rate
 ________%








Portfolio Yield




(Series 2000-1 Finance Charge Collections minus the
Defaulted Amount/total invested amount)









(e) Portfolio Yield (current month)
 ________%



(f) Portfolio Yield (prior month)
 ________%



(g) Portfolio Yield (2 months ago)
 ________%








(h) 3 Month Average Portfolio Yield
 ________%









VIII. PORTFOLIO PERFORMANCE RATES









(a) Net Charge-Offs (% of Principal   Receivables
Outstanding (at beginning of month))
 _______%



(b) Monthly Payment Rate (% of Total Receivables
Outstanding (at beginning of month))
 ________%



(c) Gross Yield to Investors (annualized)
________%



(d) Portfolio Yield (3 month average (annualized))
 ________%



(e) Base Rate (3 month average)
 ________%



(f) Excess Finance Charge Collections % (d-e)
 ________%




IX. PRINCIPAL COLLECTIONS









(a) Class A Principal Allocation Percentage (II.e/I.a)
 ________%



(b) Class A Principal
$________



(c) Class B Principal Allocation Percentage (II.f/I.a)
 ________%



(d) Class B Principal
$________



(e) Class C Principal Allocation Percentage (II.g/I.a)
 ________%



(f) Class C Principal
$________








(g) Total Monthly Principal (b+d+f)

$________







(h) Reallocated Principal Collections
$________



(i) Shared Principal Collections allocable from other
Series
$________









X. INVESTOR CHARGE-OFFS




CLASS A INVESTOR CHARGE-OFFS




(a) Class A Investor Charge-Offs
$________



(b) Class A Investor Charge-Offs per $1,000 original certificate principal amount
$________



(c) Total amount reimbursed in respect of Class A
Investor Charge-Offs
$________



(d) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date.
$________



CLASS B INVESTOR CHARGE-OFFS




(e) Class B Investor Charge-Offs
$________



(f) Class B Investor Charge-Offs per $1,000 original certificate principal amount
$________



(g) Total amount reimbursed in respect of Class B
Investor Charge-Offs
$________



(h) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date.
$________



CLASS C INVESTOR CHARGE-OFFS




(i) Class C Investor Charge-Offs
$________



(j) Class C Investor Charge-Offs per $1,000 original certificate principal amount
$________



(k) Total amount reimbursed in respect of Class C
Investor Charge-Offs
$________



(l) The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such Distribution Date.
$________









XI. AMORTIZATION




(a) Cumulative Class A principal paid (as of prior distribution dates)
$________



(b) Class A Principal Payments
$________



(c) Total Class A Principal Paid (a+b)
$________








(d) Cumulative Class B Principal Paid (as of prior distribution dates
$________



(e) Class B Principal Payments
$________



(f) Total Class B Principal Paid (d+e)
$________








(g) Cumulative Class C Principal Paid (as of prior distribution dates)
$________



(h) Class C Principal Payments
$________



(i) Total Class C Principal Paid (g+h)
$________




                                 THE NEIMAN MARCUS GROUP, INC.,
                                      as Servicer

                                      By: ____________________________
                                      Name:
                                      Title:

                                                      EXHIBIT C

                 MONTHLY SERVICER'S CERTIFICATE

                 THE NEIMAN MARCUS GROUP, INC.

          NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                         SERIES 2000-1

        The undersigned, a duly authorized representative of The Neiman Marcus Group, Inc., as Servicer ("NMG"), pursuant to the Pooling and Servicing Agreement dated as of March 1, 1995 and amended and restated as of July 2, 2000 (as it may be amended, from time to time, the "Agreement"), as supplemented by the Series 2000-1 Supplement (as amended and supplemented, the "Series Supplement"), each among NMG, Neiman Marcus Funding Corporation and The Bank of New York, does hereby certify as follows:

        1.   Capitalized terms used in this Certificate have their
             respective meanings as      set forth in the Agreement or the
             Series Supplement, as applicable.

        2. NMG is, as of the date hereof, the Servicer under the Agreement.

        3.   The undersigned is a Servicing Officer.

        4. This Certificate relates to the Distribution Date occurring on ___________, 200_.

        5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

        6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

        7. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Receivables other than pursuant to the Agreement.

        8. The aggregate amount of Collections processed for the preceding Monthly Period was equal to $_________.

        9. The aggregate amount of Collections of Finance Charge Receivables (including Discount Option Receivables) for the preceding Monthly period was equal to $_________.

        10. The aggregate amount of Collections of Principal Receivables for the preceding Monthly Period was equal to $_________.

        11.  The total amount to be distributed to Investor
             Certificateholders on the next succeeding Distribution Date is equal to $_________.

        12. The amount to be distributed to Class A Certificateholders on the next succeeding Distribution Date per $1,000 original principal amount is equal to:

        13. The amount of such distribution allocable to principal is equal to $_________.

        14. The amount of such distribution allocable to principal per $1,000 original principal amount for the Class A Certificates is equal to:

        15. The amount of such distribution allocable to interest is equal to $_________.

        16. The amount of such distribution allocable to interest per $1,000 original principal amount for the Class A Certificates is equal to:

        Attached hereto is a true and correct copy of the Monthly
Certificateholders Statement required to be delivered by the Servicer on the date of this Certificate pursuant to the Agreement and the Series Supplement.

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ___ day of ___________, 200__.


                            THE NEIMAN MARCUS GROUP, INC.,
                                 as Servicer

                                 By: ______________________________
                                 Name:
                                 Title: